UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): August 24, 2006


                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)



            TEXAS                        1-8754                 20-3940661
 (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)

                                 (281) 874-2700
                         (Registrant's telephone number)

                                 Not Applicable
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Swift Energy Company does not intend for this Item 1.01, Item 8.01 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.

Item 1.01.  Entry into a Material Definitive Agreement
            ------------------------------------------

On August 24, 2006, Swift Energy Operating, LLC, a Texas limited liability company and wholly owned subsidiary of Swift Energy Company, entered into a purchase and sale agreement (the "Agreement") with BP America Production Company ("BP") to purchase interests in five onshore South Louisiana properties including Bayou Sale, Horseshoe Bayou, and Jeanerette Fields all located in St. Mary Parish, High Island Field in Cameron Parish and Bayou Penchant Field in Terrebonne Parish. The acquisition has an effective date of April 1, 2006 and is expected to close early in the fourth quarter of 2006. The purchase price is approximately $175 million, subject to post-closing adjustments.

Item 8.01.  Other Events
            ------------

On August 28, 2006, Swift Energy Company issued a press release announcing that its wholly owned subsidiary entered into the Agreement, pursuant to which Swift Energy Operating, LLC will acquire interests in five fields of BP's onshore Southern Louisiana properties. The press release is attached as Exhibit 99.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)  Exhibit.   The following exhibit is filed with this report on Form 8-K:

     Exhibit No.     Exhibit Description
     -----------     -------------------
       99            Swift Energy Company press release dated August 28, 2006.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2006

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President

                                 EXHIBIT INDEX


Exhibit No.     Exhibit Description
-----------     -------------------

99              Swift Energy Company press release dated August 28, 2006.